UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2006

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Restricted Stock. On January 25, 2006, the Compensation Committee of the Board of Directors of Altria Group, Inc. (the “Company”) approved the grant of shares of restricted stock under the 2005 Performance Incentive Plan to the executive officers named in the 2005 Proxy Statement (the “Named Executive Officers”), other than Roger K. Deromedi, in the amounts indicated below:

Name	Shares of Restricted Stock
Louis C. Camilleri	135,000
Steven C. Parrish	25,610
Michael E. Szymanczyk	29,650
Charles R. Wall	29,650

The restricted stock awards vest three years from the grant date. A form of restricted stock agreement is attached as an Exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

Base Salaries. On January 25, 2006, the Compensation Committee approved new base salaries, effective May 1, 2006, for those Named Executive Officers in the amounts indicated below:

Name	Base Salary Amount
Steven C. Parrish	$ 980,000
Michael E. Szymanczyk	$1,170,000
Charles R. Wall	$1,025,000

Annual Incentive Awards. On January 25, 2006, the Compensation Committee approved annual incentive awards for 2005, payable in cash, to the Named Executive Officers, other than Mr. Deromedi, as follows:

Name	Annual Incentive Award
Louis C. Camilleri	$4,200,000
Steven C. Parrish	$1,350,000
Michael E. Szymanczyk	$2,000,000
Charles R. Wall	$1,875,000

The maximum award amounts for the 2005 annual incentive awards are determined based on a performance incentive pool equal to 0.25% of the 2005 adjusted net earnings of the Company. Adjusted net earnings of the Company is defined as the net earnings before extraordinary items, discontinued operations and the cumulative effect of accounting changes and excluding certain other items designated by the Compensation Committee. In addition, individual award amounts are limited to the shareholder-approved maximum defined in the 2005 Performance Incentive Plan of $10.0 million.

2006 and 2007 Programs

In addition, on January 25, 2006, the Compensation Committee approved a formula for determining the maximum award amounts for 2006 annual incentive awards, which formula reflects the Company’s intention to qualify, to the extent possible, cash compensation paid to officers as tax deductible, subject to the deductibility limitations of Section 162(m) of the Internal Revenue Code.

The maximum award amounts for the 2006 annual incentive awards are determined based on a performance incentive pool equal to 0.25% of the 2006 adjusted net earnings of the Company. Adjusted net earnings of the Company is defined as the net earnings before extraordinary items, discontinued operations and the cumulative effect of accounting changes and excluding certain other items designated by the Compensation Committee. In addition, individual award amounts are limited to the shareholder-approved maximum defined in the 2005 Performance Incentive Plan of $10.0 million.

At the conclusion of 2006, the performance pool for the 2006 annual incentive awards will be calculated and divided among the covered officers. The Chairman and the Chief Executive Officer’s maximum award is equal to one-third of the pool, and the remaining covered officers each will be eligible for a maximum award up to an equal share of the remaining pool, in each case, subject to the individual maximum defined in the 2005 Performance Incentive Plan.

In addition, on January 25, 2006, the Compensation Committee approved a formula for determining the maximum award amounts for 2007 restricted stock awards, which formula reflects the Company’s intention to qualify, to the extent possible, stock awards made to officers as tax deductible, subject to the deductibility limitations of Section 162(m) of the Internal Revenue Code.

The maximum restricted stock award grant value amounts for the 2007 restricted stock awards are determined based on a performance incentive pool equal to 0.5% of the adjusted net earnings of the Company. Adjusted net earnings of the Company is defined as the net earnings before extraordinary items, discontinued operations and the cumulative effect of accounting changes and excluding certain other items designated by the Compensation Committee. In addition, individual awards are limited to the shareholder-approved maximum defined in the 2005 Performance Incentive Plan of one million shares.

At the conclusion of 2006, the performance pool for the 2007 restricted stock awards will be calculated and divided among the covered officers. The Chairman and the Chief Executive Officer’s maximum award is equal to one-third of the pool and the remaining covered officers each will be eligible for a maximum award up to an equal share of the remaining pool, in each case, subject to the individual maximum defined in the 2005 Performance Incentive Plan.

Mr. Deromedi. Mr. Deromedi’s compensation is subject to approval by the Compensation Committee of the Board of Directors of Kraft Foods Inc. On January 24, 2006, that committee approved a grant to Mr. Deromedi of 172,420 restricted shares of Kraft Foods Inc. class A common stock and an annual incentive award for 2005 payable in cash of $1,400,000 pursuant to the Kraft Foods Inc. 2005 Performance Incentive Plan. Mr. Deromedi’s restricted stock award vests three years from the grant. On January 24, 2006, the Compensation Committee of the Board of Directors of Kraft Foods Inc. also approved a formula for determining the maximum award amounts for 2006 annual incentive awards. The maximum award amounts are determined based on a performance incentive pool equal to 0.4% of the adjusted net earnings of Kraft Foods Inc. Adjusted net earnings of Kraft Foods Inc. is defined as the net earnings before extraordinary items, discontinued operations and the cumulative effect of accounting changes and excluding certain other items designated by the Compensation Committee. Individual awards by Kraft Foods Inc. are limited to the shareholder-approved maximums defined in the Kraft Foods Inc. 2005 Performance Incentive Plan of $10.0 million for cash-based awards and one million shares for stock-based awards.

The Company will provide additional information regarding the compensation of its executive officers in its proxy statement for the 2006 Annual Meeting of Shareholders, which will be issued in mid-March.

A form of restricted stock agreement is attached as an Exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

10.1       Form of Restricted Stock Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ G. PENN HOLSENBECK
Name: G. Penn Holsenbeck
Title: Vice President, Associate General Counsel and Corporate Secretary

DATE: January 27, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement.